Exhibit 99.1

Tharimmune, Inc. Announces Private Placement of Approximately $540 Million Led by DRW and Liberty City Ventures to Establish Canton Coin Treasury Strategy

●	Other Participants Include ARK Invest, Bitwave, Broadridge, Clear Street, Copper, Digital Asset, Feynman Point Asset Management, Five North, Kaiko, Kenetic, Kraken, LendOS, Lukka, Nima Capital, MPCH, Obsidian Software, Polychain Capital, Proof Group, SBI Group, The Tie, Tradeweb Markets, and 7RIDGE

●	Canton Foundation, Governing Body Overseeing the Canton Network, Participates in the Transaction

●	Company Will Offer Investors Diversified Value Stream Via Next-Gen DAT Strategy Aligned with Differentiated Vehicle Designed Specifically for Institutional Blockchain Adoption

NEW YORK, November 3, 2025 /PRNewswire/ - Tharimmune, Inc. (NASDAQ: THAR) (“Tharimmune” or the “Company”) today announced that it has entered into subscription agreements with certain institutional and accredited investors in a private placement offering (the “Offering”) for the purchase and sale of shares of common stock (or par value pre-funded warrants in lieu thereof) at a price of $3.075 per share, for expected aggregate gross proceeds of approximately $540 million, before deducting placement agent fees and other offering expenses.

DRW and Liberty City Ventures acted as the lead investors, with participation by many prominent investors including ARK Invest, Bitwave, Broadridge, Clear Street, Copper, Digital Asset, Feynman Point Asset Management, Five North, Kaiko, Kenetic, Kraken, LendOS, Lukka, Nima Capital, MPCH, Obsidian Software, Polychain Capital, Proof Group, SBI Group, The Tie, Tradeweb Markets, and 7RIDGE. The Canton Foundation, the governing body overseeing the Canton Network, also participated in the Offering. Tharimmune is the first and only publicly traded company supported by the Canton Foundation.

The closing of the Offering is expected to occur on or about November 6, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds of the offering to acquire Canton Coin, a utility token used to support interoperability and settlement across the Canton Network (“CC”), as well as for working capital and general corporate purposes. The Company intends to operate as a Super Validator and run additional Validators on the Canton Network as a mechanism to obtain additional CC tokens.

The strategy reflects Tharimmune’s conviction that Canton’s blockchain technology is reshaping financial infrastructure by introducing programmability, privacy, and interoperability at scale. Unlike other digital asset treasuries focused solely on token acquisition, upon the closing of the Offering, the Company intends to execute a diverse strategy that, along with CC acquisition via capital markets activities, includes generation of CC rewards by applying to be a Super Validator and investing in the development of applications on the Canton Network that drive institutional utility, scalability and adoption across capital markets.

1

The Canton Network is transforming the future of global finance, connecting some of the world’s most trusted institutions on a single, secure, and interoperable blockchain. With trillions in assets on the chain and the support of leading institutions such as Broadridge, Goldman Sachs, Tradeweb Markets, DTCC, DRW, and BNP Paribas, the Canton Network delivers real-world performance, privacy, and atomic settlements.

Participants note the potential of the highly differentiated Canton Network:

●	“Canton’s architecture represents a breakthrough in enabling institutional-grade privacy and interoperability in a blockchain network,” said Don Wilson, Founder and CEO of DRW. “As we look toward a future with complete tokenization and digitization of financial markets, we are excited to support Tharimmune in implementing this next-gen DAT strategy. The unique coalition of investors and market participants assembled for this transaction reflects a strong conviction in the accelerated use of blockchain technology to drive efficiency, transparency, and resiliency of global markets.”

●	“Our founding mission at Liberty City Ventures is to help create a safer, more efficient world by getting all global assets on chain,” said Emil Woods, Managing Partner at Liberty City Ventures. “Canton is the only scaled blockchain network that fulfills the institutional requirements since the birth of the space.”

●	“We partnered with Lennar to build Novaprime in order to reinvent the mortgage industry by combining artificial intelligence and blockchain technology. We chose to build on Canton as it was the only L1 that met the needs of a highly regulated industry, and which had thoughtfully solved for privacy from its origins. We are proud to have been a Super Validator on the network since Day 1, and we are excited to participate in this transaction and the next era of growth in the Canton ecosystem.” - Suna Said, CEO of Nima Capital and Co-Founder of Novaprime.

The existing management team of Tharimmune will continue to oversee operations of its clinical-stage biotech business. To support the objectives of the transaction, Mark Wendland has been appointed Chief Executive Officer overseeing the digital asset treasury strategy, and Mark Toomey has been appointed President where he will work with Mr. Wendland on the same objectives. Both bring extensive experience in operational leadership and global financial markets.

“After decades leading treasury and operations in traditional finance, I’m excited to drive this next-generation institutional treasury strategy forward,” said Wendland. “Our goal is to bridge best practices of financial discipline with the innovation potential of blockchain technology, creating a new DAT model that grows value through both asset performance and network utility.”

2

As of September 30, 2025, Canton Network saw more than 500,000 daily transactions 1, demonstrating the true scalability of this unique network.

Advisors

Clear Street acted as sole placement agent and a financial advisor in connection with the Offering.

President Street Global served as a financial advisor in connection with the Offering.

Lucosky Brookman LLP and Sheppard Mullin Richter & Hampton LLP served as counsel to Tharimmune.

Paul Hastings LLP served as counsel to Clear Street.

Reed Smith LLP served as counsel to DRW.

Securities Disclaimers

The offer and sale of the securities in the Offering, including the shares of common stock underlying the pre-funded warrants, was made to institutional accredited investors in a transaction not involving a public offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities issued in the Offering and shares of common stock underlying the pre-funded warrants may not be offered or sold in the United States except pursuant to an effective registration statement with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements of the Securities Act and such other applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The private placement was conducted in accordance with applicable Nasdaq rules.

The information provided in this press release is intended for informational purposes only and does not constitute investment advice, endorsement, analysis, or recommendations with respect to any financial instruments, investments, or issuers. This press release does not take into account the investment objectives, financial situation, or specific needs of any particular person and each individual is urged to consult their legal and financial advisors before making any investment decisions.

1 Copper Research, Issue #53 October 1, 2025

3

Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. This press release also includes express and implied forward-looking statements regarding the Company’s current expectations, estimates, opinions and beliefs that are not historical facts. Such forward-looking statements may be identified by words such as “believes,” “expects,” “endeavors,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “should” and “objective” and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty or prediction that we will achieve or are likely to achieve any particular future result. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many risks and uncertainties, including the risk that we may fail to realize the anticipated benefits of the private placement, including the ability of the Company to execute on its digital asset treasury strategy, as well as risks related to economic conditions, fluctuations in the market price of CC, and the evolving regulatory environment, as well as other factors. Forward-looking statements contained in this press release are made as of the date of this press release, and the Company undertakes no duty to update such information except as required under applicable law.

About Tharimmune

Tharimmune, Inc. (NASDAQ: THAR) is a diversified holding company advancing the future of digital and financial infrastructure. In addition to developing a portfolio of therapeutic candidates for inflammation and immunology, the Company’s mission is to leverage blockchain and advanced technologies to deliver institutional-grade solutions across capital markets. For more information, visit: www.tharimmune.com.

Contacts

Media:

Gasthalter & Co.

(212) 257-4170

canton@gasthalter.com

Investors:
ir@tharimmune.com

Twitter/X: @TharimmuneInc

Website: https://tharimmune.com/

# # #

4